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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                          July 22, 2003 (July 22, 2003)


                            ROCKWELL AUTOMATION, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   1-12383                    25-1797617
(State or Other Jurisdiction       (Commission                (IRS Employer
        of Incorporation)          File Number)             Identification No.)


777 East Wisconsin Avenue, Suite 1400, Milwaukee, Wisconsin        53202
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (414) 212-5299



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

            99.1 Press release of Registrant dated July 22, 2003.


Item 12.    Results of Operations and Financial Condition.

            The information contained in this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

            Registrant's press release dated July 22, 2003, announcing its financial results for the quarter ended June 30, 2003, is furnished herewith as
Exhibit 99.1.












                               (Page 2 of 4 Pages)

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ROCKWELL AUTOMATION, INC.
                                            (Registrant)



                                     By: /s/ William J. Calise, Jr.
                                         --------------------------------------
                                         William J. Calise, Jr.
                                         Senior Vice President, General Counsel
                                                     and Secretary

Dated:  July 22, 2003














                               (Page 3 of 4 Pages)

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                                  EXHIBIT INDEX


 Exhibit                                                           Sequentially
 Number                            Description                     Numbered Page
 ------                            -----------                     -------------

  99.1      Press Release of Registrant dated July 22, 2003.


























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